SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement  [ ] Confidential, for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          ROCHEM ENVIRONMENTAL, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

    [ ] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                               February 20, 1998


Dear Shareholder:

      You are cordially invited to attend the 1998 Annual Meeting of Stockholders of ROCHEM ENVIRONMENTAL, Inc. to be held on Friday, March 27, 1998 at 10:00 a.m., Central Standard Time at the Company's corporate office located at 610 North Milby Street, Houston, Texas. We look forward to this opportunity to update you on developments at ROCHEM ENVIRONMENTAL.

      We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                    Sincerely,


                                    Erick J. Neuman
                                    President

                           ROCHEM ENVIRONMENTAL, INC.
                             610 North Milby Street
                              Houston, Texas 77003


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 27, 1998


      Notice is hereby given that the Annual Meeting of Stockholders of Rochem Environmental, Inc. (the "Company") will be held at the Company's corporate office located at 610 N. Milby Street, Houston, TX 77003 at 10:00 a.m., Central Standard time, on Friday, March 27, 1998, for the following purposes:

      1. To elect four Directors;

      2. To ratify the selection of Weinstein Spira & Company, P.C. as independent auditors of the Company for the fiscal year ended September 30, 1998;

      3. To transact such other business as may properly come before the meeting.

      Common stockholders of record at the close of business on February 12, 1998 will be entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,


Erick J. Neuman
President

PROXY

                           ROCHEM ENVIRONMENTAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 March 27, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROCHEM ENVIRONMENTAL, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of ROCHEM ENVIRONMENTAL, INC. (the "Company") hereby appoints __________, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate office located at 610 North Milby Street, Houston, Texas on Friday, March 27, 1998 at 10:00 a.m., Central Standard Time and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.  To elect four directors.
                                                         FOR  WITHHOLD

        William E. Bracken                              [  ]    [  ]
        David A. LaMonica.                              [  ]    [  ]
        Philip LeFevre                                  [  ]    [  ]
        Erick J. Neuman                                 [  ]    [  ]


                                                         FOR  AGAINST ABSTAIN

2.   To ratify the selection of Weinstein Spira & Co.   [   ]  [   ]   [   ]
     as independent auditors of the Company for the fiscal year ending September 30, 1998.

3. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1 AND 2, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated February 20, 1998.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:_______________________________


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                                    [Signature]

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                           [Signature if jointly held]

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                                    [Printed Name]

                                    Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.